                              THE ZWEIG FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                                                   April 5, 2004

DEAR SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Zweig Fund, Inc. (the "Fund") to be held on Wednesday, May 12, 2004, at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York.

     Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement. This meeting will give you an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting. Please return all proxy cards that you may receive.

     On behalf of the Board of Directors, I extend our appreciation for your continued support.


                                                         DANIEL T. GERACI,
                                                         PRESIDENT OF
                                                         THE ZWEIG FUND, INC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE:

     FOR THE PROPOSAL TO ELECT DIRECTORS

                              THE ZWEIG FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 12, 2004

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), will be held on Wednesday, May 12, 2004 at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, for the following purposes:

     1.   ELECT DIRECTORS:

          To elect two Directors to serve until the Annual Meeting of Shareholders in 2007 and one Director to serve until the Annual Meeting of Shareholders in 2005; and

     2.   OTHER BUSINESS:

          To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of the Fund at the close of business on February 13, 2004 are entitled to notice of, and will be entitled to vote at, the Meeting or any postponement or adjournment thereof. The enclosed Proxy is being solicited on behalf of the Board of Directors.

                                       By Order of the Board of Directors of
                                       The Zweig Fund, Inc.
                                       DANIEL T. GERACI,
                                       PRESIDENT

New York, New York
April 5, 2004

                                   IMPORTANT:

YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                              THE ZWEIG FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Shareholders to be held at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Wednesday, May 12, 2004 at 10:00 A.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated April 5, 2004.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed proxies that are unmarked will be voted "for" the election of the three nominees of the Board of Directors as Directors of the Fund. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

     This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April 5, 2004.

     The Board of Directors of the Fund has fixed the close of business on February 13, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 73,233,013 shares of the Fund's common stock were outstanding. To the best of the Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of the Fund's common stock.

     The Annual Report of the Fund for the year ended December 31, 2003, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on February 13, 2004.

     The Fund will furnish, without charge, a copy of the Fund's December 31, 2003 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

                            RECENT FUND DEVELOPMENTS

     On March 2, 2004, the Board of Directors unanimously approved the continuation of the advisory relationship with Phoenix/Zweig Advisers LLC (the "Adviser") and the continuation of the sub-advisory relationship with Zweig Consulting LLC (the "Sub-Adviser"). Under the continued sub-advisory relationship, Dr. Martin E. Zweig, President and owner of the Sub-Adviser, will continue to provide asset allocation services and will assume an expanded role in reviewing the Fund's portfolio. Dr. Zweig will actively collaborate in the stock selection process with the Adviser's new portfolio management team.

     The portfolio management team of Carlton Neel and David Dickerson was installed by the Adviser as of April 1, 2003, with the endorsement of the Board of Directors, and with the support of the Sub-Adviser. Effective March 2, 2004, Daniel T. Geraci, president of the Adviser and executive vice president of the asset management operations of The Phoenix Companies, was appointed as President of the Fund and a Director.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The members of the Board of Directors of the Fund are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2007) and one Director will be elected to serve a one-year term (until the first succeeding Annual Meeting in 2005). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

     The Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. The Fund's Nominating Committee consists of three Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of the Fund, the Adviser, or the Sub-Adviser.

     Based on the recommendations made by the Fund's Nominating Committee at its meetings held on February 12, 2004 and March 2, 2004, the Board of Directors of the Fund has nominated (a) R. Keith Walton, who is presently a Director of the Fund, for re-election to the Board of the Fund, to serve until the next Annual Meeting in 2005, and (b) Alden C. Olson and Daniel T. Geraci, who are presently Directors of the Fund, for re-election to the Board of the Fund, to serve until the third succeeding Annual Meeting in 2007.

      Background information with respect to the current Directors appears below.

                                                 NUMBER OF
                                                 PORTFOLIOS IN
                               TERM OF           FUND
                               OFFICE AND        COMPLEX-                         PRINCIPAL OCCUPATION(S)
NAME, AGE, ADDRESS AND         LENGTH OF         OVERSEEN BY                      DURING PAST 5 YEARS AND
POSITION(S) WITH FUND          TIME SERVED       DIRECTOR                         OTHER DIRECTORSHIPS HELD
------------------------------ ----------------- ---------------- -------------------------------------------------------
                                               DISINTERESTED DIRECTORS
Charles H. Brunie (73)           Term: Until            2         Director of The Zweig Total Return Fund, Inc. (since
Brunie Associates                   2006.                         1988). Chairman, Brunie Associates (investments) (since
600 Third Avenue, 17th Floor    Served since:                     April 2001). Chairman, Oppenheimer Capital (1969 to
New York, NY 10016                  1998.                         2000). Chairman Emeritus, Board of Trustees, Manhattan
                                                                  Institute (since 1990). Trustee, Milton and Rose D.
Director                                                          Friedman Foundation for Vouchers (1999-present).
                                                                  Trustee, Hudson Institute (since 2002). Trustee,
                                                                  American Spectator (since 2002).

Wendy Luscombe (52)              Term: Until            2         Director of The Zweig Total Return Fund, Inc. (since
480 Churchtown Road                 2005.                         2002). Principal, WKL Associates, Inc. (investment
Craryville, NY 12521            Served since:                     management) (since 1994). Fellow, Royal Institution of
                                    2002.                         Chartered Surveyors. Member, Chartered Institute of
Director                                                          Arbitrators. Director, Endeavour Real Estate
                                                                  Securities, Ltd., REIT Mutual Fund (since 2000).
                                                                  Director, PXRE, Corp. (reinsurance) (since 1994).
                                                                  Member and Chairman of Management Oversight Committee,
                                                                  Deutsche Bank Real Estate Opportunities Fund (since
                                                                  2003)

Alden C. Olson (76)              Term: Until            2         Director of The Zweig Total Return Fund, Inc. (since
2711 Ramparte Path                  2004.                         1996); currently retired. Chartered Financial Analyst
Holt, MI 48842                  Served since:                     (since 1964). Professor of Financial Management,
                                    1996.                         Investments at Michigan State University (1959 to
Director                                                          1990).

James B. Rogers, Jr. (61)        Term: Until            2         Director of The Zweig Total Return Fund, Inc. (since
352 Riverside Drive                 2006.                         1988); private investor (since 1980). Chairman, Beeland
New York, NY 10025              Served since:                     Interests, Inc. (investments and media) (since 1980).
                                    1986.                         Regular Commentator on CNBC (1998). Author of
Director                                                          "Investment Biker: On the Road with Jim Rogers" (1994)
                                                                  and "Adventure Capitalist" (2003). Visiting Professor,
                                                                  Columbia University (1998). Columnist, WORTH Magazine
                                                                  (since 1995). Director, Emerging Markets Brewery Fund
                                                                  (1993-2002). Director, Levco Series Trust (since 1996).

R. Keith Walton (39)             Term: Until            2         Director of The Zweig Total Return Fund, Inc. (since
15 Claremont Avenue                 2004.                         2004). Secretary of the University at Columbia
New York, NY 10027              Served since:                     University (since 1996). Director (since 2002); Chair,
                                    2004.                         Nominating Committee (since 2002); Member, Executive
Director                                                          Committee (since 2002); Chair, Audit Committee (since
                                                                  2003), Apollo Theater Foundation, Inc. Director,
                                                                  Orchestra of St. Luke's (since 2000). Director,
                                                                  American Friends of the Royal Court Theatre (since
                                                                  2003). Member, Steering Committee, Association for a
                                                                  Better New York (since 2001). Member, Education
                                                                  Committee of the Board, Trinity School (since 2003).
                                                                  Vice President (since 2002), Chair, Finance Committee
                                                                  (since 2000), Riverside Church. Member, Advisory Board
                                                                  North General Hospital (since 2002). Member, NY
                                                                  Advisory Board, Enterprise Foundation (since 1999).
                                                                  Member, Council on Foreign Relations (since 1997).
                                                                  Member, The American Law Institute (since 1999).
                                                                  Member, Council for the United States and Italy (since
                                                                  1999). Member, Century Association (since 2000).

                                                  INTERESTED DIRECTORS
Daniel T. Geraci (46)            Term: Until            2         Director and President of The Zweig Total Return Fund,
10 Stonemeadow Drive                2004.                         Inc. (since 2004). Executive Vice President, Asset
Westwood, MA 02090              Served since:                     Management, The Phoenix Companies, Inc. (wealth
                                    2004.                         management) (since 2003). President and Chief Executive
Director and President                                            Officer, Phoenix Investment Partners, Ltd. (since
                                                                  2003). President and Chief Executive Officer of North
                                                                  American investment operations, Pioneer Investment
                                                                  Management USA, Inc. (2001-2003). President of Private
                                                                  Wealth Management Group (2000-2001), Executive Vice
                                                                  President of Distribution and Marketing for U.S.
                                                                  institutional services business (1998-2000) and
                                                                  Executive Vice President of Distribution and Marketing
                                                                  for Fidelity Canada (1996-1998), Fidelity Investments.

                                              OFFICERS WHO ARE NOT DIRECTORS
Carlton Neel (36)               Served since:                     Executive Vice President of The Zweig Total Return
900 Third Ave.                      2003.                         Fund, Inc. (since 2003). Senior Vice President and
New York, NY 10022                                                Portfolio Manager, Phoenix/Zweig Advisers LLC (since
                                                                  2003). Managing Director and Co-Founder, Shelter Rock
Executive Vice President                                          Capital Partners, LP (2002-2003). Senior Vice President
                                                                  and Portfolio Manager, Phoenix/Zweig Advisers LLC
                                                                  (1995-2002). Vice President, JP Morgan & Co.
                                                                  (1990-1995).

David Dickerson (36)            Served since:                     Senior Vice President of The Zweig Total Return Fund,
900 Third Ave.                      2003.                         Inc. (since 2003). Senior Vice President and Portfolio
New York, NY 10022                                                Manager, Phoenix/Zweig Advisers LLC (since 2003).
                                                                  Managing Director and Co-Founder, Shelter Rock Capital
Senior Vice President                                             Partners, LP (2002-2003). Vice President and Portfolio
                                                                  Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Nancy J. Engberg (47)           Served since:                     Secretary of The Zweig Total Return Fund, Inc. (since
56 Prospect Street                  2000.                         2000). Vice President and Chief Compliance Officer
Hartford, CT 06115                                                (since December 2003) and Vice President and Investment
                                                                  Counsel (2002-2003), The Phoenix Companies, Inc.
Secretary                                                         (wealth management) and its insurance company
                                                                  subsidiaries. Vice President and Counsel, Phoenix
                                                                  Investment Partners, Ltd. (since 1999). Counsel,
                                                                  Phoenix Home Life Mutual Insurance Company (1994 to
                                                                  1999).

Nancy Curtiss (51)              Served since:                     Treasurer of The Zweig Total Return Fund, Inc. (since
56 Prospect Street                  2003.                         2003). Vice President, Operations (since 2003). Vice
Hartford, CT 06115                                                President, Fund Accounting (1994-2003) and Treasurer
                                                                  (1996-2003), Phoenix Equity Planning Corporation.
Treasurer                                                         Treasurer, multiple funds in Phoenix Fund Complex
                                                                  (since 1994).

COMPENSATION OF DIRECTORS AND OFFICERS

     During the year ended December 31, 2003, the Fund paid Directors' fees aggregating $101,500 to the Directors who were not interested persons of the Fund or the Adviser. The Fund pays each Director who is not an interested person of the Fund or Adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors and for each meeting of a committee of the Board. The Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

     Set forth below is the compensation paid by the Fund to current Directors for the year ended December 31, 2003.

                               COMPENSATION TABLE

                                                             PENSION OR
                                                             RETIREMENT        ESTIMATED         TOTAL
                                           AGGREGATE         BENEFITS AS       ANNUAL            COMPENSATION
                                           COMPENSATION      PART OF           BENEFITS          FROM THE FUND
                                           FROM THE          FUND              UPON              AND FUND COMPLEX
NAME OF PERSON, POSITION                   FUND              EXPENSES          RETIREMENT        PAID TO DIRECTORS
Charles H. Brunie - Director               $        25,000   $             0   $             0   $             50,000

Wendy Luscombe - Director                  $        25,000   $             0   $             0   $             50,000

Alden C. Olson - Director                  $        26,500   $             0   $             0   $             53,000

James B. Rogers, Jr. - Director            $        25,000   $             0   $             0   $             50,000

R. Keith Walton - Director                 $             0   $             0   $             0   $                  0

Daniel T. Geraci - Interested
Director and President                     $             0   $             0   $             0   $                  0

DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is the dollar range of equity securities owned by each Director as of December 31, 2003.

                                                                                AGGREGATE DOLLAR RANGE OF FUND
                                                                               OWNERSHIP IN ALL FUNDS OVERSEEN BY
                                      DOLLAR RANGE OF EQUITY                   DIRECTOR IN FAMILY OF INVESTMENT
          NAME OF DIRECTOR            SECURITIES IN THE FUND (1)                          COMPANIES
Charles H. Brunie                     Over $100,000                         Over $100,000

Daniel T. Geraci                      None                                  None

Wendy Luscombe                        $1-$10,000                            $1-$10,000

Alden C. Olson                        $10,001-$50,000                       $10,001-$50,000

James B. Rogers, Jr.                  $10,001-$50,000                       $10,001-$50,000

R. Keith Walton                       None                                  None

      (1) The information as to beneficial ownership is based on statements furnished to the Fund by its Directors and reflects ownership as of December 31, 2003. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and officers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

AUDIT COMMITTEE REPORT

     The Fund's Board of Directors has appointed a standing Audit Committee. The Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee, which charter is attached hereto as EXHIBIT A. The purposes of the Audit Committee are set forth in the Audit Committee Charter. In brief, the role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     The Audit Committee of the Board of Directors of the Fund will normally meet at least four times during each full fiscal year, of which at least two such meetings will be with representatives of the independent auditors, to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as currently in effect. The Audit Committee also has considered whether the provision by the Fund's independent auditors of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and has discussed with the independent auditors the independent auditors' independence.

     The members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors has determined that the Fund does not have an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h), at this time because none of the Fund's Board of Directors meet the technical definition of such an expert. The audit committee of the Board is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. Members of the Fund's Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for the year ended December 31, 2003. The members of the Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are "independent" within the meaning of the Act and the New York Stock Exchange corporate governance standards for audit committees.

                                   Alden C. Olson
                                   Charles H. Brunie
                                   Wendy Luscombe
                                   James B. Rogers, Jr.
                                   R. Keith Walton

NOMINATING COMMITTEE

     Messrs. Brunie, Olson and Rogers, each of whom is not an interested person of the Fund, are members of the Nominating Committee of the Board of Directors of the Fund. The Fund's Board of Directors has adopted a written charter for the Fund's Nominating Committee, which charter is attached hereto as EXHIBIT B. The Fund's Nominating Committee considers candidates for election to fill vacancies on the Fund's Board of Directors.

     Director nominees are identified based on persons known to the Board of Directors or the Nominating Committee and any persons recommended to the Nominating Committee by shareholders or industry sources. Any recommendations made by shareholders and industry sources must be accompanied by a biography of the recommended candidate and should be submitted in writing to the principal executive office of the Fund, located at 900 Third Avenue, New York, New York 10022, addressed to the Secretary of the Fund. Nominees are evaluated based on the criteria described below. The evaluation process does not depend on the source of the recommendation. The new independent Director, R. Keith Walton, was recommended to the Nominating Committee by a Director of the Fund, and subsequently nominated by the Nominating Committee to fill the vacancy on the Board created by the retirement of Elliot Jaffe. The new interested director, Daniel T. Geraci, was nominated by the Nominating Committee to fill the vacancy created by the resignation of Philip R. McLoughlin effective March 2, 2004.

     It is expected that all candidates for the Board will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. The Nominating Committee may determine that a candidate who does not have the experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate's qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director.

BOARD OF DIRECTORS' MEETINGS

     The Board of Directors of the Fund held seven meetings during the year ended December 31, 2003. The Fund's Nominating Committee held three meetings during the year ended December 31, 2003 and met in advance of the February 12, 2004 and March 2, 2004 Board meetings, at which times the Nominating Committee recommended the nominees for election to the Board. The Fund's Audit Committee held three meetings during the year ended December 31, 2003. All of the current Directors attended at least 75% of the total number of Board meetings and his or her respective committee meetings, for the Fund, held during the 2003 year.

SHAREHOLDERS COMMUNICATIONS

     Any shareholder that wishes to communicate with the Board of Directors or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Fund, located at 900 Third Avenue, New York, New York 10022, specifying the intended addressee. Shareholder communications addressed to the Board of Directors will be forwarded promptly after receipt to Daniel T. Geraci, President of the Fund, for review. Mr. Geraci will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Geraci determines involve routine matters will be forwarded to the Fund Administrator and/or officers of the Fund for review and response, and Mr. Geraci will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Geraci determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

     It is the Fund's policy that all Directors attend the annual shareholders meeting, if reasonably possible. The 2003 Annual Shareholders Meeting was attended by all of the Directors of the Fund.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.


INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

     Phoenix/Zweig Advisers LLC, the Adviser, serves as the investment adviser for the Fund. The Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser's outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd., the wholly-owned investment management subsidiary of The Phoenix

Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520.

     Phoenix Investment Partners has served investors for over 70 years. As of December 31, 2003, Phoenix Investment Partners had approximately $59.2 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. in Chicago; Capital West Asset Management, LLC in Greenwood Village, CO; Kayne Anderson Rudnick Investment Management, LLC in Los Angeles; Engemann Asset Management in Pasadena; Seneca Capital Management LLC in San Francisco; Walnut Asset Management, LLC in Philadelphia; Phoenix/Zweig Advisers LLC in New York; and Phoenix Investment Counsel, Inc. (Goodwin and Oakhurst divisions) in Hartford, CT, and Scotts Valley, CA, respectively.

     Phoenix Equity Planning Corporation (the "Administrator") serves as the administrator for the Fund. The Administrator's principal business office is located at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480. All of the Administrator's outstanding equity interests are owned by Phoenix Investment Partners.

     Zweig Consulting LLC, the Sub-Adviser, which serves as the sub-adviser for the Fund, provides asset allocation services to the Adviser and has recently assumed an expanded role in reviewing the Fund's portfolio. Dr. Martin E. Zweig, the President and owner of the Sub-Adviser, actively collaborates in the stock selection process with the Adviser's current portfolio management team of Carlton Neel and David Dickerson, which has managed the Fund since April 1, 2003. A copy of the Amended and Restated Servicing Agreement between the Adviser and the Sub-Adviser is attached hereto as EXHIBIT C. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. The Sub-Adviser's fees are paid by the Adviser.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Act require, among other persons, the officers and Directors of the Fund and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Fund with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish each Fund with copies of all
Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, the Fund believes that, during the year December 31, 2003, it was in compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to its reporting persons.

                             INDEPENDENT ACCOUNTANTS

     At the recommendation of the Audit Committee of the Fund, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP ("PwC") to serve as independent accountants of the Fund for the year ending December 31, 2004. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

     The aggregate fees billed for services rendered by PwC during the years ended December 31, 2002 and 2003, respectively, are described below.

AUDIT FEES

     The aggregate fees billed by PwC to the Fund in connection with the annual audit of the Fund's financial statements for the fiscal years ended December 31, 2002 and 2003 were $58,000 and $55,500, respectively.

AUDIT-RELATED FEES

     No fees were billed by PwC to the Fund for the fiscal year ended December 31, 2002 for any audit-related services. No fees were billed by PwC to the Fund for the fiscal year ended December 31, 2003 for any audit-related services.

TAX FEES

     The aggregate fees billed by PwC to the Fund for the fiscal years ended December 31, 2002 and 2003 in connection with tax review, compliance and advice were approximately $5,700 and $7,000, respectively.

ALL OTHER FEES

     No fees were billed by PwC to the Fund for the fiscal years ended December 31, 2002 and 2003 for any other services.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by PwC for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended December 31, 2002 and 2003 were $248,000 and $46,250, respectively.

     The Audit Committee considered whether the services described above, including all non-audit services rendered to the Fund, the Adviser or an affiliate of the Adviser that provides ongoing services to the Fund, were compatible with maintaining the independence of PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

                             ADDITIONAL INFORMATION

OTHER MATTERS

     The Board of Directors of the Fund knows of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

     The Fund will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund and/or Adviser, or their affiliates.

VOTE REQUIRED

     The election of Directors for the Fund requires a plurality of the votes cast at the Meeting by the shareholders of the Fund. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to the election of directors, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (I.E., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by EquiServe Trust Co., N.A., the Funds' transfer agent.

PROPOSALS FOR 2005 MEETING

     Any proposals of shareholders that are intended to be presented at the Fund's 2005 Annual Meeting of Shareholders must be received at such Fund's principal executive offices no later than December 6, 2004, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

     The persons named as proxies for the 2005 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by February 19, 2005. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

New York, New York                      By Order of the Board of Directors of
April 5, 2004                                    The Zweig Fund, Inc.
                                                  DANIEL T. GERACI,
                                                      PRESIDENT

                                                                       EXHIBIT A

                              THE ZWEIG FUND, INC.
                             AUDIT COMMITTEE CHARTER
                                (SEPTEMBER 2003)


I.   Purpose

     A. The Audit Committee is appointed by the Board of Directors (the "Board") of The Zweig Fund, Inc. (the "Fund") for the following purposes:

          1. to oversee the accounting and financial reporting processes of the Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

          2. to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

          3. to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

          4. to approve, prior to the appointment, the engagement of the Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

     B. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Fund's investment adviser ("Management") and the independent auditor. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations and/or the Fund's Code of Ethics.

II.  Audit Committee Structure, Composition and Operations

     A. The Audit Committee shall consist of at least three members, all of whom shall be directors of the Fund. Each member of the Audit Committee shall be appointed by the full Board.

     B. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. All members of the Audit Committee must have been determined by the Board to be "financially literate" as required by the New York Stock Exchange Listed Company Manual.

     C. All members of the Audit Committee shall meet the "independence" requirement of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. None of the members of the Audit Committee shall be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

     D. The Audit Committee shall meet on a regular basis and at least 4 times annually, although it may hold special meetings as it deems necessary or advisable. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

     E. The Audit Committee shall ordinarily meet in person. However, individual members may attend telephonically, and entire meetings may be held by telephone conference. The Audit Committee may act by written consent of the members to the extent permitted by law and the Fund's bylaws.

     F. The Audit Committee may select one of its members to be the chair and may also select one of its members to be a vice chair.

     G. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee at a meeting at which a quorum is present shall be the action of the Audit Committee.

III. Authority, Responsibilities and Duties

     The Audit Committee shall have the following responsibilities and duties. The Board has granted the Audit Committee the authority to fully and effectively carry out these responsibilities and duties and will provide the Audit Committee with sufficient funding to competently perform all of the following, including, without limitation, funding (i) for ordinary administrative expenses, (ii) to appropriately compensate advisors employed by the Audit Committee, and (iii) to compensate the Fund's independent auditor.

     A. The Audit Committee shall report regularly to the full board of directors.

     B. The Audit Committee may request any officer or employee of the Fund, counsel to the independent directors, the Fund's outside counsel and independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall meet separately, periodically with Management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

     C. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee as it deems necessary to carry out its duties.

     D. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (including resolution of disagreements between Management and the auditor regarding financial reporting) of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. Each such registered public accounting firm shall report directly to the Audit Committee and shall be ultimately responsible to the Audit Committee and the Board.

          1. This power shall include the authority to establish the scope of services, including non-audit related services to the Fund or Management, to be provided by the independent auditor and to approve all fees paid to the independent auditor.

          2. After the Audit Committee has selected the independent auditor, its selection will be ratified by the Fund's independent directors.

     E. The Audit Committee shall review the annual audited financial statements with Management and the independent auditor, including major issues regarding the accounting and auditing principles and practices and including any related disclosures.

     F. The Audit Committee shall confer with the Board annually regarding the Board's determination of (i) whether any member of the Audit Committee has accounting or related financial management expertise, as required by Section 303.01(B)(2)(c) of the New York Stock Exchange Listed Company Manual, and (ii) whether the Audit Committee includes an "audit committee financial expert" as defined in the instructions to
          Item 3 on SEC Form N-CSR.

     G. The Audit Committee shall review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Fund's financial statements.

     H. The Audit Committee shall review major changes to the Fund's auditing and accounting principles and practices as suggested by the independent auditor or Management.

     I. The Audit Committee shall receive periodic written reports (on not less than an annual basis) from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take action to satisfy itself of the independence of the auditor. Such reports shall address any relationships between the independent auditors and the Fund or affiliated persons of the Fund.

          1. In connection with this review, the Audit Committee will review all non-audit services to the Fund or Management performed by the independent auditor and the fees earned for such services.

     J. The Audit Committee shall receive annual written reports from the independent auditor describing (i) the Fund's internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review of the Fund or by any governmental or professional authorities, within the preceding five years, respecting the one or more independent audits carried out by the Fund and any steps taken to deal with any such issues.

     K. The Audit Committee shall discuss and review the Fund's policies with respect to risk assessment and risk management.

     L. The Audit Committee shall evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     M. The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     N. The Audit Committee shall discuss with the independent auditor the matters required by Statement on Auditing Standards No. 61 (as amended by Statement on Auditing Standards No. 90) relating to the conduct of the audit and shall review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Fund's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     O. The Audit Committee shall review with the Fund's principal executive officer and principal financial officer in connection with their annual certifications on Form N-CSR any significant deficiencies or material weaknesses in the design or operation of the Fund's disclosure controls and procedures and any reported evidence of fraud involving Management or other employees who have a significant role in the Fund's disclosure controls and procedures.

     P. The Audit Committee shall prepare or cause to be prepared the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

     Q. The Audit Committee shall review with counsel legal matters that may have a material impact on the financial statements, the Fund's compliance policies and any material reports or inquiries received from regulators or government agencies.

     R. The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to the Fund's accounting, internal accounting controls, and auditing matters. Such procedures shall include procedures for the confidential, anonymous submission by officers and employees of the Fund or Management of concerns related to questionable accounting or auditing matters of the Fund.

          1. The Audit Committee shall have the authority to investigate, or to initiate an investigation of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting.

          2. The Audit Committee shall confer with the Board regarding the Fund's and Management's approach to the Securities and Exchange Commission's standards of professional conduct for attorneys adopted under Section 307 of the Sarbanes-Oxley Act of 2002.

     S. The Audit Committee shall review with the independent auditor any audit problems or difficulties and management's response.

     T. The Audit Committee shall review any proposed hiring of employees or former employees of the independent auditor by Management.

     U. The Audit Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

IV.  Annual Performance Evaluation

     The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee and its members, including a review of the compliance of the Audit Committee with this Charter. In addition, the Audit Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Audit Committee considers necessary or valuable. The Audit Committee shall conduct such evaluations and reviews in such manner as it deems appropriate. The Board shall adopt and approve this Charter and may amend it as the Board deems appropriate.

                                                                       EXHIBIT B

                              THE ZWEIG FUND, INC.
                          NOMINATING COMMITTEE CHARTER


PURPOSE

The purposes of the Committee are to identify individuals qualified to become Board members and to recommend that the Board select particular director nominees.

COMMITTEE COMPOSITION

The Committee shall be composed of three (3) or more members of the Board of Directors of the Fund, each of whom shall be an Independent Director and not an interested person (as such term is defined by section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")). The Board shall select the members of the Committee. Other directors of the Fund, while not serving as members of the Committee, nonetheless may have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

BOARD NOMINATIONS

1. The Committee shall recommend to the Board director nominees for election at the Stockholders' annual meeting. Additionally, in the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for membership on the Board. The Committee may also recommend that a vacancy in the membership of the Board not be filled based on the then current Board's size, composition and structure. In carrying out its responsibilities under this paragraph, the Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

2. Persons nominated as Independent Directors may not be "interested persons" of the Fund as that term is defined in the 1940 Act. With respect to such nominees, the Committee shall carefully evaluate their independence from any investment adviser or other principal service provider to the Fund. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

3. In assessing the qualifications of a potential candidate for Independent Director membership on the Board, the Committee shall consider such other factors, as it may deem relevant.

COMMITTEE NOMINATIONS

1. The Committee shall review and make recommendations from time to time to the Board regarding the nature and duties of Board committees, including:
     (i) committee member qualifications; (ii) committee member appointment, removal or replacement in the event of a vacancy; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board.

2. The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board and otherwise from time to time as it deems appropriate to perform its responsibilities.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities. It shall consult with counsel to the Fund concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Directors.

3. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

4. The Committee shall prepare and maintain minutes of the resolutions adopted at all meetings and provide copies thereof to the Board within a reasonable period of time following each meeting.


Dated:  February 18, 2004

                                                                       EXHIBIT C

                    AMENDED AND RESTATED SERVICING AGREEMENT

     THIS AMENDED AND RESTATED SERVICING AGREEMENT (the "Agreement") is made and entered into as of the 2nd day of March, 2004 by and between Phoenix/Zweig Advisers LLC, a Delaware limited liability company (the "Company") and Zweig Consulting LLC, a New York limited liability company ("Zweig").

     WHEREAS pursuant to an Acquisition Agreement (the "Acquisition Agreement") by and among Zweig/Glaser Advisers, a New York general partnership, Zweig Advisors Inc., a Delaware corporation and Zweig Total Return Advisors, Inc., a Delaware corporation (collectively, the "Predecessor Company"), Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix") and the other parties thereto, Phoenix acquired the Predecessor Company on March 1, 1999 (initially capitalized terms defined in the Acquisition Agreement and not otherwise defined herein are used herein with such defined meanings);

     WHEREAS prior to the Closing, Martin E. Zweig (the "President") provided certain services to the Predecessor Company, and Phoenix and the Predecessor Company were desirous of continuing to receive such services following the Closing, and the President indicated to Phoenix and the Predecessor Company that he and his designated research associates (the "Associates") would continue to provide the Predecessor Company and its Affiliates with such services following the Closing;

     WHEREAS in connection with the foregoing, Zweig entered into this Agreement with the Predecessor Company, dated as of March 1, 1999, which became effective on the Closing Date for an initial three year term, and this Agreement was thereafter continued until the date hereof by the agreement of Zweig and the Company (which was the successor to the Predecessor Company on or about December 31, 1999) with respect to such continuation;

     WHEREAS since the Closing, the Predecessor Company or the Company has served as the investment adviser with respect to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (each, a "Fund" and collectively "Funds"), closed-end funds traded on the New York Stock Exchange, and pursuant to this Agreement Zweig has provided investment subadvisory services with respect to each Fund (with this Agreement having at all relevant times been approved by the board of directors of each Fund, and having been initially approved by the shareholders of each Fund, in each such case as an investment subadvisory agreement with respect to such Fund in accordance with the requirements of the Investment Company Act of 1940);

     WHEREAS, the Company recognizes the importance that the Funds' portfolio management process reflect the asset allocation techniques of Zweig; and

     WHEREAS the Company and Zweig desire to continue the Servicing Agreement from and after the date hereof on the terms set forth herein, and to amend and restate the Servicing Agreement as set forth herein to provide for an additional Term (as defined herein) and to reflect the other terms and conditions set forth herein (and this amendment and restatement has been approved by the board of directors of each Fund in accordance with the requirements of the Investment Company Act of 1940 insofar as this Agreement relates to such Fund).

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, agree as follows (which amended and restated terms shall supercede in their entirety the terms set forth in the Servicing Agreement prior to this amendment and restatement):

1.   SERVICES
     1.1 During the Term, Zweig and the President agree that the President and the Associates will devote their skill and approximately one-half of their full working time consistent with the practices of Zweig prior to the date hereof, to the business and affairs of the Company and its Affiliates and to the promotion of its and their interests, in particular (i) performing asset allocation research and analysis and providing advice thereon at a level and in a manner consistent with the practices of Zweig and the Company prior to the date hereof,
(ii) playing an active role in collaborating with the Company's portfolio management team on a frequent basis regarding the investment advisory services provided by the Company to the Funds in the Company's capacity as investment adviser to the Funds and, in particular, advising the Company on the methodology and process utilized by the Company's portfolio management team for purposes of selecting individual securities that will be purchased and sold by the Funds, and actively reviewing the Funds' portfolios with respect to the individual securities that have been purchased and sold by the Funds (it being understood that, except to the extent that its fiduciary duties and/or obligations under its investment advisory agreement with a Fund may otherwise require, the Company intends to follow Zweig's recommendations with respect to the methodology and process utilized by the Company's portfolio management team for purposes of selecting individual securities that will be purchased and sold by the Funds),
(iii) the President, together with such of the Associates as any such board may request, meeting with the boards of directors of the Funds (in person and/or telephonically) at such times as they may request (including without limitation attendance at meetings of such boards of directors, to the extent so requested by such boards of directors), and participating (in person and/or telephonically) at the annual and any special meetings of shareholders of the Funds, (iv) collaborating with the Company on an active basis with respect to strategic and other Fund-related matters, and (v) in the event that Carlton Neel is no longer serving as the Company's portfolio manager with respect to the Funds for any reason, the President advising the board of directors of each Fund with respect to Zweig's approval or disapproval of such replacement portfolio manager of the Company with respect to such Fund as is proposed by the Company to replace Carlton Neel (the "Services"). The Services will be performed by the President and the Associates in a manner and at a level consistent with the practices of Zweig and the Company prior to the date hereof.

     1.2 The Services will be provided to the Company and its Affiliates during normal business hours at the offices of the Company in New York City or at such other times and places as Zweig may reasonably determine, taking into account the nature, exigencies and reasons for the assistance required.

     1.3 For so long as this Agreement remains in effect with respect to one or both of the Funds, (i) the Company agrees that neither it nor any of its Affiliates shall, directly or indirectly, employ or seek to employ any employee of Zweig or any of its Affiliates, or any person who was such an employee of Zweig or any of its Affiliates at any time during the twelve months preceding such action by the Company or its Affiliates, nor seek to persuade any such employee or former employee to become employed by any direct or indirect competitor of Zweig or any of its Affiliates, and (ii) Zweig and the President agree that neither they nor any of their respective Affiliates shall, directly or indirectly, employ or seek to employ any employee of the Company or any of its Affiliates, or any person who was such an employee of the Company or any of its Affiliates at any time during the twelve months preceding such action by Zweig, the President or their respective Affiliates, nor seek to persuade any such employee or former employee to become employed by any direct or indirect competitor of the Company or any of its Affiliates; PROVIDED that nothing contained in this Section 1.3 shall prohibit employment advertisements in mass media (or similar general solicitations available to the public at large and not targeted at particular individuals); and PROVIDED, FURTHER, that the restrictions set forth in this
Section 1.3 shall not apply in respect of secretaries or other persons holding similar responsibilities that are primarily clerical in nature.

2.   TERM
     2.1 This Agreement shall remain effective from and after the date hereof until the third anniversary of the date hereof (the "Term") or such earlier date as provided in Section 2.2; PROVIDED, HOWEVER, that, with respect to a particular Fund (and Services being performed by Zweig hereunder with respect to such Fund), this Agreement shall terminate automatically on the first March 1 during the Term (if any) at which the continuation of this Agreement with respect to such Fund has not been specifically approved on or prior to such March 1 in accordance with the requirements of the Investment Company Act of 1940 by (i) a majority of such Fund's outstanding voting securities or a majority of its board of directors and (ii) a majority of the directors who are not "interested persons", as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval; and PROVIDED, FURTHER, that this Agreement shall terminate immediately in full at such time (as any) as it has been terminated with respect to both Funds.

     2.2 The Company may terminate this Agreement immediately in full (i) for Cause (as defined below) or (ii) in the event of the President's death or Disability (as defined below). With respect to a particular Fund, this Agreement (and Services being performed by Zweig hereunder with respect to such Fund) may be terminated at any time (with or without Cause), without payment of any penalty, by (i) the board of directors of that Fund, or (ii) by a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of that Fund, in either such case upon not less than sixty
(60) day's written notice. This Agreement shall automatically terminate in full in the event of its assignment, within the meaning of the Investment Company Act of 1940, unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission, and shall automatically terminate with respect to a particular Fund (and Services being performed by Zweig hereunder with respect to such Fund) upon the termination of such Fund's investment advisory agreement with the Company.

     2.3 Upon termination of this Agreement in full pursuant to Section 2.2 hereof or Section 2.5 hereof, the Company's payment to Zweig of fees earned by Zweig under this Agreement to the date of such termination shall be in full satisfaction of all claims against the Company under this Agreement. Upon termination of this Agreement with respect to a particular Fund pursuant to
Section 2.2 hereof, the Company's payment to Zweig of fees earned by Zweig under this Agreement with respect to such Fund to the date of such termination shall be in full satisfaction of all claims against the Company under this Agreement relating to such termination with respect to such Fund (provided that, if this Agreement shall also terminate in full as a result of such termination with respect to such particular Fund, then this sentence shall not require a separate payment to Zweig, and the first sentence of this Section 2.3 shall instead apply to such termination of this Agreement in full).

     2.4 (i) For purposes of this Agreement, "Cause" shall mean a reasonable determination made by the Chief Executive Officer of Phoenix that: (a) Zweig has willfully neglected its assigned duties with the Company, which neglect has continued for a period of at least thirty (30) days after a written notice of such neglect was delivered to the President specifying the claimed neglect, (b) the President has been enjoined (other than temporary suspensions of not more than ninety-one (91) days) by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any other industry regulatory authority from working in the investment advisory or securities industry, (c) the President has been convicted by a court of competent jurisdiction of, or has pleaded guilty or NOLO CONTENDRE to, any felony or misdemeanor involving an investment or investment-related business, or (d) Zweig has engaged in a continuing violation of a material provision of this Agreement, which violation has continued for a period of at least thirty (30) days after a written notice of such violation was delivered to the President specifying the claimed violation.

          (ii) For purposes of this Agreement, "Disability" shall mean the President's inability to perform the Services he is required to perform under this Agreement by reason of sickness, accident, injury, illness or any similar event and which condition has existed for at least 180 consecutive days, or for such shorter periods aggregating 180 days during any twelve month period.

     2.5 Zweig may terminate this Agreement immediately in full if (a) the Company has been enjoined (other than temporary suspensions of not more than ninety-one (91) days) by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any other industry regulatory authority from acting as an investment adviser to the Funds or (b) the Company has engaged in a continuing violation of a material provision of this Agreement, which violation has continued for a period of at least thirty (30) days after a written notice of such violation was delivered to the Company specifying the claimed violation, or (c) Zweig reasonably determines that, as a result of new regulatory requirements or developments applicable to persons or entities engaged (or affiliated with those engaged) in the business of acting as investment advisers to and/or sponsors of collective investment vehicles that are exempt from registration under the Investment Company Act of 1940, Zweig's continued performance of its Services under this Agreement would have a material adverse effect upon the business of Zweig's Affiliates.

3.   COMPENSATION

     3.1 For so long as this Agreement remains in effect with respect to a Fund, for the Services to be provided by Zweig under this Agreement with respect to such Fund the Company will pay Zweig an annual fee (the "Fees") equal to forty percent (40.0%) of the investment advisory fees actually received by the Company from such Fund in respect of investment advisory services performed by the Company for such Fund (which shall in no event be deemed to include administration, servicing, distribution or other fees that may be received by the Company from such Fund); PROVIDED, HOWEVER, that the aggregate Fees payable by the Company to Zweig hereunder in respect of the twelve-month period ending on March 1, 2005 shall not be less than $3,000,000 if:

          (i) Both Funds remain closed-end investment companies (within the meaning of the Investment Company Act of 1940) for the entirety of such 12-month period; PROVIDED, HOWEVER, that, in the event a Fund ceases to be a closed-end investment company with an effective date (for such open-ending) prior to March 1, 2005, the minimum Fee requirement set forth in this Section 3.1 above shall still apply in respect of such 12-month period, but such $3,000,000 level shall be adjusted as follows: the $3,000,000 shall be bifurcated between the Funds in proportion to their respective aggregate net assets as of the last business day immediately prior to the effective date for such open-ending, such that (a) the portion of the $3,000,000 relating to the Fund that continues to be a closed-end investment company will continue to apply in full in respect of such 12-month period, and (b) the portion of the $3,000,000 relating to the Fund that ceases to be a closed-end investment company shall no longer apply for that portion of such 12-month period falling on or after the effective date of such open-ending (provided that a ratable portion thereof shall continue to apply in respect of that portion of such 12-month period falling prior to the effective date of such open-ending, based upon the number of days elapsed in such 12-month period falling prior to such effective date);

          (ii) Zweig continues to provide Services to the Company hereunder with respect to both Funds for the entirety of such 12-month period; PROVIDED, HOWEVER, that, in the event Zweig ceases to provide Services to the Company with respect to a Fund prior to March 1, 2005, the minimum Fee requirement set forth in this Section 3.1 above shall still apply in respect of such 12-month period, but such $3,000,000 level shall be adjusted as follows: the $3,000,000 shall be bifurcated between the Funds in proportion to their respective aggregate net assets as of the last business day immediately prior to the cessation of Zweig's Services provided to the Company with respect to such Fund, such that (a) the portion of the $3,000,000 relating to the Fund with respect to which Zweig continues to provide Services hereunder will continue to apply in full in respect of such 12-month period, and (b) the portion of the $3,000,000 relating to the Fund with respect to which Zweig ceases to provide Services hereunder shall no longer apply for that portion of such 12-month period falling on or after the effective date of such cessation of Zweig's Services hereunder with respect to such Fund (provided that a ratable portion thereof shall continue to apply in respect of that portion of such 12-month period falling prior to the effective date of such cessation of Services hereunder, based upon the number of days elapsed in such 12-month period falling prior to such effective date); and

          (iii) The Company's effective advisory fee rate (after taking into account any waivers, reimbursements or other reductions) remains 0.85% per annum with respect to The Zweig Fund, Inc. and 0.70% with respect to The Zweig Total Return Fund, Inc. for the entirety of such 12-month period; PROVIDED, HOWEVER, that, in the event the

     Company's effective advisory fee rate with respect to a Fund is reduced from such stated percentage prior to March 1, 2005 (other than as a result of any reductions offered by the Company to the Funds primarily for reasons unrelated to these Funds in particular), the minimum Fee requirement set forth in this proviso shall still apply in respect of such 12-month period, but such $3,000,000 dollar level shall be ratably reduced (based upon the ratio of gross advisory fees that the Company would have received from such Fund absent such reduction in effective fee rate to the gross advisory fees that the Company in fact receives after taking into account such reduction) to reflect that portion of such 12-month period for which the Company's effective advisory fee rate with respect to such Fund is less than such stated percentage;

and PROVIDED, FURTHER, that, in the event the Company's effective advisory fee rate with respect to a Fund (after taking into account any waivers, reimbursements or other reductions) is reduced in respect of the 12-month period ending on March 1, 2006 to below 0.85% per annum, in the case of The Zweig Fund, Inc., or 0.70% per annum, in the case of The Zweig Total Return Fund, Inc., in either such case as a result of any reduction thereto offered by the Company to such Fund primarily for reasons unrelated to such Fund in particular, then for any portion of such 12-month period during which Zweig provided Services to the Company hereunder with respect to such Fund whose effective advisory fee rate was so reduced, the Company will pay Zweig an increased percentage of the investment advisory fees actually received by the Company from such Fund such that Zweig receives the same dollar amount of Fees from the Company for such period during which Zweig performed Services for the Company hereunder with respect to such Fund as Zweig would have received from the Company hereunder with respect to such Services absent such reduction in effective fee rate offered by the Company to such Fund.

The Fees with respect to a Fund shall be paid by the Company to Zweig not later than five (5) business days following the Company's receipt of the related investment advisory fees from such Fund.

     3.2 The Company shall provide or share with Zweig research information, benefits and services, as defined in Section 28(e) of the Securities Exchange Act of 1934, that results, from brokerage transactions implemented by the Company for the benefit of the Funds.

     3.3 The Company shall not have any liability with respect to the compensation of employees retained by Zweig or by any affiliated entities.

     3.4 Subject to the Company's compliance with the provisions of Section 2.3 hereof, upon termination of this Agreement for any reason, the Company shall have no further obligations under this Agreement, but Zweig shall continue to be bound by Section 4 and the Company shall continue to be bound by Section 5 hereof.

4.   CONFIDENTIALITY OF ZWEIG

     4.1 Zweig shall not at any time during the period of its engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined) except in connection with the performance of its duties hereunder. Any records of Confidential Information prepared by Zweig or which come into its possession during the term of this Agreement are and remain the property of the Company or its Affiliates, as the case may be, and upon termination of the engagement all such records and copies thereof shall be either left with or returned to such entity. Confidential Information may be shared among the President and Associates or other employees of entities controlled by the President on a need to know basis for purposes of providing the Services to the Company and its Affiliates hereunder. Such Associates and any other employees shall be informed of the confidential nature of such Confidential Information, the President shall direct such Associates and any other employees to treat such information confidentially and the President will be responsible for any breach of this Section 4.1 by himself and by any persons to whom the President provides any Confidential Information. Notwithstanding anything contained herein to the contrary, the Company acknowledges that services overlapping or similar to the Services provided by Zweig, the President and the Associates hereunder are also performed on behalf of the Affiliates of Zweig and such Services are often not exclusively performed by Zweig, the President and the Associates for the Company. Consequently, the work product resulting from the Services is often generated on behalf of both the Company and its Affiliates and the Affiliates of Zweig and is shared among the employees of these entities (the "Shared Work Product"). The Company further acknowledges that the Confidential Information that generates such Shared Work Product may become known to the employees of Zweig's Affiliates. The Company hereby agrees that the disclosure of Confidential Information to the employees of the Zweig Affiliates who shall be deemed employees covered by the fourth sentence of this Section 4.1, to the extent such disclosure is necessary to generate any Shared Work Product, and the use of Shared Work Product by the employees of the Zweig Affiliates, shall in no event be deemed a breach of this Agreement.

     4.2 The term "Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of the Company and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for the Company and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to the Company's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in the Company's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

          The foregoing notwithstanding, the following shall not be considered Confidential Information: (aa) general skills and experience gained by providing service to the Company; (bb) information publicly available or generally known within the Company's trade or industry; (cc) information independently developed by the president or the Associates other than in the course of the performance of their duties which are exclusive to the Company hereunder; and (dd) information which becomes available to the President or the Associates on a non-confidential basis from sources other than the Company or its Affiliates, PROVIDED, the President or the Associates do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. Failure to mark any material or information "confidential" shall not affect the confidential nature thereof. All the terms of this Section 4 shall survive the termination of this Agreement. The obligations hereunder shall be in addition to, and not in limitation of, any other obligations of confidentiality the President or the Associates may have to the Company.

     4.3 At any time when so requested, and upon termination of the engagement under this Agreement for any reason whatsoever and irrespective of whether such termination is voluntary on Zweig's part or not, Zweig will deliver to the Company all information in its possession (whether or not Confidential Information) pertaining exclusively to the Company or any of its Affiliates and, to the extent any such information is Shared Work Product, shall provide copies to the Company with the understanding that Zweig and its Affiliates shall also retain copies of such information.

5.   CONFIDENTIALITY OF THE COMPANY

     5.1 The Company and its Affiliates and their respective employees shall not at any time during the period of Zweig's engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Zweig Confidential Information (as hereinafter defined). It is expressly understood that Shared Work Product may be shared among the Company and its Affiliates and their respective employees. The Company and its Affiliates and their respective employees shall be informed of the confidential nature of the Zweig Confidential Information, the Company shall direct such employees to treat such information confidentially and the Company will be responsible for any breach of this
Section 5.1 by its employees.

     5.2 The term "Zweig Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of Zweig and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for the Zweig and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to Zweig's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in Zweig's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

          The foregoing notwithstanding, the following shall not be considered Zweig Confidential Information: (aa) general skills and experience gained by providing service to the Company and its Affiliates; (bb) information publicly available, or generally known within Zweig's trade or industry, (cc) information independently developed by the Company and its Affiliates and their respective employees; (dd) information which becomes available to the Company and its Affiliates and their respective employees on a non-confidential basis from sources other than Zweig, and (ee) information, materials, property or rights acquired by Phoenix or any Affiliate thereof pursuant to the Acquisition Agreement or other written agreements contemplated thereby, PROVIDED the Company and its Affiliates and their respective employees do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. All the terms of this Section 5 shall survive the termination of this Agreement,

6.   OWNERSHIP OF DOCUMENTS

     All memoranda, papers, letters, notes, notebooks and all copies thereof relating exclusively to the business or affairs of the Company that are generated by Zweig or that come. into its possession, in each case in connection with its performance of Services to the Company under this Agreement, shall be held by Zweig as the Company property and shall be delivered by Zweig to the Company as the Company may request. To the extent any such memoranda, papers, letters, notes and notebooks are the product of Zweig Confidential Information or are Shared Work Product, the Company understands and agrees that Zweig and its Affiliates shall also retain copies of such documentation and information.

7.   PRIOR NEGOTIATIONS AND AGREEMENTS

     This Agreement contains the complete agreement concerning the servicing arrangement between the parties. This Agreement may only be altered, amended or rescinded by a duly executed written agreement delivered by each of the parties hereto.

8.   JURISDICTION

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York governing contracts entered into and to be performed entirely within New York and both parties consent to the jurisdiction of the courts of New York.

9.   PERFORMANCE WAIVERS

     Waiver of performance of any obligation by either party shall not constitute a waiver of performance of any other obligations or constitute future waiver of the same obligation.

10.  SEVERABILITY

     If any section, subsection, clause or sentence of this Agreement shall be deemed illegal, invalid or unenforceable under any applicable law, actually applied by any court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the legality, validity and enforceability of this Agreement or any other section, subsection, clause or sentence thereof. Where, however, the provisions of any applicable law may be waived, they are hereby waived by the parties to the full extent permitted by such law to the end that this Agreement shall be a valid and binding agreement enforceable in accordance with its terms.

11.  ASSIGNMENT

     This Agreement shall inure to the benefit of and be binding upon the Company and its successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) and assigns, and upon Zweig and its successors and assigns (whether direct or indirect, by purchase, merger, consolidation or otherwise). Except as provided in Section 2.2, this Agreement shall not be assignable by Zweig other than with the express written consent of the Company, which shall not be unreasonably denied. The reorganization of Zweig and its affiliated entities, such that the Services of the President and the Associates are provided through an affiliated entity, shall not constitute a breach, assignment or termination of this Agreement by Zweig.

12.  NOTICES

     All notices under this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, addressed to (i) the address below stated, in the case of notices to Zweig, or
(ii) both of the addresses below stated, in the case of notices to the Company, in either such case of the party to which notice is given, or to such changed address or addresses (as applicable) as such party may have fixed by notice:

     To the Company:              Phoenix/Zweig Advisers LLC
                                  900 Third Avenue
                                  New York, New York 10022
                                  Attention: President

                                  With such notice also sent to:

                                  Phoenix Investment Partners, Ltd.
                                  56 Prospect Street
                                  Hartford, Connecticut 06115-0480
                                  Attention: Tracy L. Rich, Esq.
                                  Executive Vice President and General Counsel

     To Zweig:                    Zweig Consulting LLC
                                  900 Third Avenue
                                  New York, New York 10022
                                  Attention: Martin E. Zweig

                                  With such notice also sent to:

                                  KMZ Rosenman
                                  575 Madison Avenue
                                  New York, New York 10022
                                  Attention: Robert E. Smith, Esq.

 PROVIDED, HOWEVER, that any notice of change of address shall be effective only upon receipt.

13.  MISCELLANEOUS

     The President hereby represents and warrants that this Agreement (i) is valid, binding and enforceable in accordance with its terms and (ii) does not conflict with any other agreement to which he is a party, including any agreement with the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  PHOENIX/ZWEIG ADVISERS LLC


                                  By: /s/ Daniel T. Geraci
                                     -------------------------
                                        Name:  Daniel T. Geraci
                                        Title: President

                                   ZWEIG CONSULTING LLC


                                  By: /s/ Martin E. Zweig
                                     -------------------------
                                        Name:  Martin E. Zweig
                                        Title: President

4902-PS-04

                                 DETACH HERE                              ZZWF12

                              THE ZWEIG FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 12, 2004
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints DANIEL T. GERACI and CARLTON NEEL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with instructions on the reverse side of this proxy.

     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

SEE REVERSE      (CONTINUED, AND TO BE SIGNED AND DATED ON THE    SEE REVERSE
   SIDE                        REVERSE SIDE.)                        SIDE

THE ZWEIG FUND, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694







           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL       ZZWF11



    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

1. Election of Directors.
   NOMINEES: (01) R. Keith Walton
             (02) Alden C. Olson
             (03) Daniel T. Geraci

               FOR                   WITHHELD
               ALL    / /            FROM ALL   / /
            NOMINEES                 NOMINEES

        / /
            ------------------------------------------
            For all nominee(s) except as written above


2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                      / /

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature:               Date:          Signature:              Date:
          -------------       --------            ------------       --------